SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 25, 2002
       ------------------------------------------------------------------
                             MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     0-24919                   73-1515699
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                       Identification No.)

                                 201 Ann Street
                           Hartford, Connecticut 06103

                         (Address of principal executive
                           offices including zip code)

                                 (860) 527-5359

                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)

     THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE VARIOUS RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE RISKS DETAILED FROM TIME TO TIME IN MDI ENTERTAINMENT, INC.'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING, BUT NOT LIMITED TO, THOSE DESCRIBED IN THE FORM 10-KSB AND FORM 10-KSB/A, FILED APRIL 2, 2001 AND APRIL 25, 2001, RESPECTIVELY.

     ITEM 5: OTHER EVENTS
             ------------

            On February 25, 2001, MDI Entertainment, Inc. ("MDI") and Scientific Games Corporation ("Scientific Games") entered into a Letter of Intent contemplating the acquisition of MDI at $2.10 per share, payable in Scientific Games common stock. Scientific Games will acquire all of the issued and outstanding shares of capital stock of MDI by means of a tax-free merger (the "Merger") in which a newly created subsidiary of Scientific Games will merge into MDI and MDI will become a wholly-owned subsidiary of Scientific Games. The Letter of Intent contemplates that Steve Saferin, the Chief Executive Officer, President and principal stockholder of MDI, will escrow a number of shares of Scientific Games common stock having an aggregate value at the closing of $1,846,845, provided that such escrowed shares shall be subject to release from escrow over a four-year period based on Mr. Saferin's continued employment with MDI and MDI's achievement of certain EBITDA targets pursuant to Mr. Saferin's new employment agreement. The Letter of Intent is attached hereto as Exhibit 99.1 and the Joint Press Release of the parties as to the contemplated Merger is attached hereto as Exhibit 99.2. The information contained in such Letter of Intent and Joint Press Release is hereby incorporated by reference.


     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------

     (c) Exhibits.

     Exhibit No.     Description

     99.1 Letter of Intent between Scientific Games Corporation and MDI Entertainment, Inc., dated February 25, 2002.

     99.2            Joint Press Release, dated February 26, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MDI ENTERTAINMENT, INC.
                                           (Registrant)


     Dated   February 26, 2002             By:   /s/ Steven Saferin
             -----------------             -----------------------------------
                                           Steven M. Saferin
                                           President and Chief Executive Officer



                                  EXHIBIT INDEX

     Exhibit No.     Description

     99.1 Letter of Intent between Scientific Games Corporation and MDI Entertainment, Inc., dated February 25, 2002.

     99.2            Joint Press Release, dated February 26, 2002.